    As filed with the Securities and Exchange Commission on May 14, 2002


                                                           Registration No. 333-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------


                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------

                                 CELESTICA INC.
             (Exact name of Registrant as specified in its charter)


                 Ontario, Canada                         N/A
          (State or other jurisdiction             (I.R.S. Employer
        of incorporation or organization)        Identification No.)



              12 Concorde Place
               Ontario, Canada                       M3C 3R8
       (Address of principal executive              (Zip code)
                  offices)


                            Long-Term Incentive Plan
                            (Full title of the plan)

                                Kaye Scholer LLP
                          Attention: Managing Attorney
                    425 Park Avenue, New York, New York 10022
                                 (212) 836-8000
           (NAME AND ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                    INCLUDING AREA CODE OF AGENT FOR SERVICE)
                              --------------------
                                   Copies to:


    LYNN TOBY FISHER, ESQ.                             I. BERL NADLER
   JOEL I. GREENBERG, ESQ.                  Davies Ward Phillips & Vineberg LLP
       Kaye Scholer LLP                            1 First Canadian Place
       425 Park Avenue                            Toronto, Ontario M5X 1B1
     New York, N.Y. 10022                                  Canada
        (212) 836-8000                                 (416) 863-0900


                                         CALCULATION OF REGISTRATION FEE

==================================== ============================ ====================== ====================== ===================
                                                                        PROPOSED
     TITLE OF SECURITIES TO BE              AMOUNT TO BE                 MAXIMUM           PROPOSED MAXIMUM          AMOUNT OF
            REGISTERED                       REGISTERED              OFFERING PRICE       AGGREGATE OFFERING      REGISTRATION FEE
                                                                        PER SHARE                PRICE
==================================== ============================ ====================== ====================== ===================
==================================== ============================ ====================== ====================== ===================
Subordinate Voting Shares               6,000,000 shares (1)          $ 28.525 (2)         $171,150,000 (2)           $15,824
==================================== ============================ ====================== ====================== ===================


(1) Additional shares reserved for issuance pursuant to options previously granted under the Long-Term Incentive Plan.
(2) The offering price has been computed pursuant to Rule 457 (c) and 457(h)(1) promulgated under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices of the subordinate voting shares reported on The New York Stock Exchange on May 13, 2002

         Celestica Inc.'s Registration Statement on Form S-8, Registration Number 333-9500, filed with the Securities and Exchange Commission (the "Commission") on October 8, 1998, and Registration Statement on Form S-8, Registration Number 333-63112, filed with the Commission on June 15, 2001, are incorporated herein by reference.

     Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated herein by reference modifies or supersedes such statement.


         ITEM 8.  EXHIBITS.

              The following are filed as exhibits to this registration statement:


EXHIBITS     DESCRIPTION

4.1          Amended and Restated Celestica Inc. Long-Term Incentive Plan
5.1          Opinion of Davies Ward Phillips & Vineberg LLP
23.1         Consent of Davies Ward Phillips & Vineberg LLP
             Contained in such firm's opinion as filed as Exhibit 5.1 hereto
23.2         Consent of Auditors
24.1         Power of Attorney (included in signature page)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Province of Ontario, Country of Canada, on May 14, 2002.


                                             CELESTICA INC.


                         By:  /s/ J. Marvin MaGee
                              --------------------------------------------
                              Name: J. Marvin MaGee
                              Title: President and Chief Operating Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes Eugene V. Polistuk, J. Marvin MaGee, Anthony P. Puppi and Elizabeth DelBianco, and each of them, as attorney-in-fact, to sign and file on his behalf, individually and in each capacity stated below, any pre-effective or post-effective amendment hereto.



                       SIGNATURE                                     TITLE                         DATE
                       ---------                                    ------                        -----
             /s/ Eugene V. Polistuk
         ------------------------------- Chairman, Director and Chief Executive Officer    May 14, 2002
                 Eugene V. Polistuk

             /s/ Anthony P. Puppi
         ------------------------------- Chief Financial Officer, Executive Vice           May 14, 2002
                   Anthony P. Puppi      President, and General Manager - Services

             /s/ William Etherington
         ------------------------------- Director                                          May 14, 2002
                  Robert L. Crandall

            /s/ William Etherington
         ------------------------------- Director                                          May 14, 2002
                  William Etherington


         ------------------------------- Director
                    Richard S. Love

                /s/ Roger L. Martin
         ------------------------------- Director                                          May 14, 2002
                    Roger L. Martin

              /s/ Anthony R. Melman
         ------------------------------- Director                                          May 14, 2002
                   Anthony R. Melman

                /s/ Michio Naruto
         ------------------------------- Director                                          May 14, 2002
                     Michio Naruto


         ------------------------------- Director
                  Gerald W. Schwartz

                   /s/ Don Tapscott
         ------------------------------- Director                                          May 14, 2002
                     Don Tapscott



                                  EXHIBIT INDEX

EXHIBITS          DESCRIPTION
--------          ------------

     4.1          Celestica Inc. Long-Term Incentive Plan
     5.1          Opinion of Davies Ward Phillips & Vineberg LLP
     23.1         Consent of Davies Ward Phillips & Vineberg LLP
                  Contained in such firm's opinion as filed as Exhibit 5.1 hereto
     23.2         Consent of Auditors
     24.1         Power of Attorney (included in signature page)

--------